UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1175 Lancaster Avenue, Suite 100 Berwyn, PA 19312 484-324-7982

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: Wednesday, July 31, 2013

Time: 10 AM, Eastern Time

Location:

Offices of Dechert LLP

2929 Arch Street, 21st Floor

Philadelphia, Pa 19104

To Universal Business Payment Solutions Acquisition Corporation Stockholders:

We invite you to attend the 2013 Annual Meeting of Stockholders of Universal Business Payment Solutions Acquisition Corporation (“UBPS” or the "Company"). At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting.

1.	Election of two directors to the Board of Directors for three-year terms. The Board has nominated for election Richard S. Braddock and Frederick S. Hammer.

2.	Approval and adoption of the Company’s 2013 Stock Incentive Plan.

3.	Approval of the Company’s Amended and Restated Certificate of Incorporation in order to effect a change in the Company’s name to JetPay Corporation.

4.	Non-binding approval of the frequency of future advisory votes regarding executive compensation.

5.	Ratification of the appointment of Marcum LLP as UBPS’s registered public accounting firm for fiscal year 2013.

You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return promptly the enclosed proxy card in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares at the Annual Meeting.

Only stockholders of record at the close of business on June 28, 2013 can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the record date, there were 11,529,094 shares of common stock outstanding.

By Order of the Board of Directors,

Berwyn, Pennsylvania	Peter B. Davidson
July , 2013	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 31, 2013.

UBPS’s Proxy Statement for the 2013 Annual Meeting of Stockholders and the Transition Report on Form 10-K, as amended, for the transition period ended December 31, 2012 are available via the Internet at http://www.cstproxy.com/ubpsac/2013

TABLE OF CONTENTS

INTRODUCTION	1
About these Proxy Materials	1
About the Annual Meeting	2
Voting at the Annual Meeting	2
Vote Required to Approve Proposals	3
How To Vote Your Shares	3
THE PROPOSALS	4
Proposal 1. Election of Directors	4
Proposal 2. Approval and Adoption of 2013 Stock Incentive Plan	6
Proposal 3. Approval of Company Name Change	9
Proposal 4. Advisory Vote on the Frequency of Future Advisory Votes	10
Proposal 5. Ratification of Independent Registered Public Accounting Firm	11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
About Prior Audits	11
Audit Fees and Related Matters	12
Presence of Independent Registered Public Accounting Firm	12
ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS	12
About the Board and its Committees	12
Meetings of the Board and its Committees During 2012	13
Director Compansation	14
Nominating Committee	14
Audit Committee	15
Audit Committee Report	16
Compensation Committee	16
Current Executive Officers	17
EXECUTIVE COMPENSATION	18
Compensation of Executive Officers for 2012 and 2011	18
Potential Payments upon Termination or Change of Control	18
THE PRINCIPAL STOCKHOLDERS OF UBPS	18
Beneficial Ownership	18
Section 16(a) Beneficial Ownership Reporting Compliance	20
ADDITIONAL INFORMATION	20
Certain Relationships and Related Party Transactions	20
Deadline For Stockholder Proposals	21
Stockholder Access Policy	21
UBPS’s Annual Report	21
Householding of Proxy Materials	21

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1175 Lancaster Avenue, Suite 100 Berwyn, PA 19312 484-324-7982

PROXY STATEMENT

INTRODUCTION

The Board of Directors is soliciting proxies to be used at the 2013 Annual Meeting of Stockholders of Universal Business Payment Solutions Acquisition Corporation (“UBPS” or the “Company”) to be held on Wednesday, July 31, 2013, at 10 AM, Eastern Time, at the offices of Dechert LLP, 2929 Arch Street, 21st Floor, Philadelphia, Pa 19104. UBPS will begin mailing this proxy statement and the enclosed proxy card on or about July 2, 2013 to its stockholders entitled to vote at the Annual Meeting.

The Board of Directors of the Company (the “Board”) is soliciting your proxy to vote on the proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card, by revoking your original proxy card.

About these Proxy Materials

The Proxy Card. The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of UBPS common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy, and for which the Company did not receive notice of at least 45 days before this proxy solicitation, they will vote your shares as they deem appropriate.

This Proxy Statement. This proxy statement contains important information for you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into six sections following this Introduction:

UBPS will bear the cost of soliciting proxies for an affirmative vote on the proposals. UBPS will not reimburse any other person or entity for the cost of preparing its own proxy materials or soliciting proxies for any matter. UBPS’s directors, officers and employees may solicit proxies, but will receive no special compensation for any solicitation activities. Proxies may be solicited by mail, in person, by telephone, facsimile or by other means. UBPS will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of UBPS common stock.

About the Annual Meeting

When And Where. UBPS will hold the Annual Meeting on Wednesday, July 31, 2013, at 10 AM, Eastern Time, at the offices of Dechert LLP, 2929 Arch Street, 21st Floor, Philadelphia, Pa 19104.

Record Date. The Board has fixed the close of business on June 28, 2013 as the record date for the Annual Meeting. All stockholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting.

Quorum Requirement. UBPS’s Bylaws require that a majority of the outstanding shares of UBPS common stock entitled to vote thereat be represented at the Annual Meeting, whether in person or by proxy, to constitute a quorum, in order to transact business at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether there is a quorum at the Annual Meeting.

The Proposals. Stockholders will vote on the following proposals at the Annual Meeting:

•	election of two directors;
•	approval and adoption of the Company’s 2013 Stock Incentive Plan;
•	approval of the Company’s Amended and Restated Certificate of Incorporation in order to effect a change in the Company’s name to JetPay Corporation;
•	non-binding approval of the frequency of future advisory votes regarding executive compensation; and
•	ratification of the appointment of Marcum LLP as UBPS’s independent registered public accounting firm for fiscal year 2013.

Other Matters. There are no stockholder proposals submitted for the Annual Meeting for inclusion in this proxy statement. Neither UBPS nor its Board intends to bring any other matter before the Annual Meeting. If other matters requiring the vote of the stockholders properly come before the Annual Meeting, which were omitted from this proxy statement pursuant to Rule 14a-8 or 14a-9 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the persons named in the enclosed proxy card will have discretionary authority to vote the proxies held by them with respect to such matters in accordance with their best judgment on such matters.

Presence of Independent Registered Public Accountants. Representatives of Marcum LLP, UBPS’s independent registered public accounting firm, will be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting, if they choose, and they are expected to be available to respond to appropriate stockholder questions.

The Stockholders. As of the record date of June 28, 2013, there were 11,529,094 shares of UBPS common stock issued and outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose relating to the Annual Meeting, for ten days prior to the meeting during ordinary business hours at UBPS’s headquarters located at 1175 Lancaster Avenue, Suite 100, Berwyn, Pennsylvania 19312.

Voting at the Annual Meeting

You are entitled to one vote for each share of UBPS common stock that you owned of record at the close of business on June 28, 2013. The presence, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote “against” any matter to which they are specified other than with respect to Proposal 4, where an abstention will have no effect. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote “against” that matter.

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Vote Required to Approve Proposals

With respect to Proposal 1, the two nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. Proposals 2,3, and 5 all require the approval of a majority of all shares of UBPS common stock entitled to vote for such proposal that are represented at the Annual Meeting in person or by proxy. With respect to Proposal 4, the frequency choice that receives the greatest number of votes will be viewed as the advisory vote on that proposal.

How To Vote Your Shares

You may vote in one of two ways:

•	return your completed, signed and dated proxy card before the Annual Meeting; or
•	cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your broker if you hold your shares in street name).

Voting By Proxy The proxy card has simple instructions. By returning a completed proxy card before the Annual Meeting, you will direct the appointed persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Peter B. Davidson will serve as proxies for the Annual Meeting. If you complete the entire proxy card except for the voting instructions, the proxies will vote your shares for the election of the nominated directors, for approval and adoption of the Company’s 2013 Stock Incentive Plan, for approval of a change in the Company’s name to JetPay Corporation, for future advisory votes regarding executive compensation to occur every three years, and for the ratification of the appointment of Marcum LLP as UBPS’s independent registered public accounting firm for fiscal year 2013. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:

•	notifying UBPS’s Secretary in writing (notice to be sent to UBPS’s executive offices, the address for which is located on the first page of this proxy statement);
•	submitting another proxy card with a later date; or
•	attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

Only the record owner of your shares can vote your shares or revoke a proxy the record owner has given. If your shares are held in street name, you will not be able to revoke the proxy given by the street name holder.

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THE PROPOSALS

Proposal 1. Election of Directors
Election of two directors to the Board of Directors for a three-year term and until their respective successor is duly elected and qualified. Nominees Richard S. Braddock Frederick S. Hammer

The director nominees currently serve on the Board of Directors and were nominated by the Company’s Nominating Committee and approved by the Board of Directors. The nominees have agreed to be nominated to stand for election at the 2013 Annual Meeting.

The Company’s board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Braddock and Hammer, will expire at this first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Palmer and Ryan, will expire at the second annual meeting. The term of the third class of directors, consisting of Messrs. Lubert and Shah, will expire at the third annual meeting.

Biographical information for each nominee and the current directors not currently standing for re-election appears below.

Bipin C. Shah has been the Chairman of our board of directors and Chief Executive Officer since inception and is 74 years of age. Since the sale of Genpass, Inc. to U.S. Bancorp in 2005, Mr. Shah has been a private investor, focusing on opportunities in the payments business. From 2000 to 2005, Mr. Shah was the Chief Executive Officer of Genpass, Inc. where he led the development of the MoneyPass, a surcharge-free ATM network, as well as a payroll debit card used by several large payroll companies. From 1992 until its sale to Paymentech in 1996, he was the Chief Executive Officer of Gensar, Inc., a company that specialized in the processing of restaurant debit and credit card transaction. During his tenure at Gensar, Inc., he led development of the “Tip Management System” along with other technology enhancements. From 1980 to 1991, Mr. Shah was employed by CoreStates Financial Corporation and its predecessor, Philadelphia National Bank, ultimately serving as Vice Chairman and Chief Operating Officer. While at CoreStates, Mr. Shah oversaw the acquisitions of seven ATM and point of sale businesses and was active in the development of several products for the financial services industry’s payments infrastructure, including the Money Access Center network, the introduction of debit to the point-of-sale, cash-back, and pay-at-the-pump. From 1985 to 1992, Mr. Shah served as a director of VISA USA and VISA INTERNATIONAL. Earlier in his career, he was a Senior Vice President at the Federal Reserve Bank of Philadelphia and a Senior Vice President at American Express, as well as the President of Vertex Division of MAI. Mr. Shah holds a Bachelor of Arts in Philosophy from Baldwin-Wallace College and a Masters in Philosophy from the University of Pennsylvania. We believe that Mr. Shah’s career as an executive in the payment processing industry and as an investor generally provides him with the necessary skills to chair our board of directors and lead our management team with respect to operational, strategic and management issues as well as general industry trends.

Richard S. Braddock has been on the board of directors since February 2, 2011 and is 71 years of age. Mr. Braddock is currently the Chairman and Chief Executive Officer of Mozido, a mobile payments company. He previously served as Chairman and Chief Executive Officer of Fresh Direct, an internet-based service for the purchase of grocery and household products from 2005 until he stepped down in March 2011. Mr. Braddock began his business career in 1965 spending a number of years in product management at General Foods. He joined Citicorp in 1973, was elected to the board of directors in 1985 and was elected President and Chief Operating Officer of Citicorp and its principal subsidiary, Citibank, N.A. in January 1990. Mr. Braddock resigned from Citicorp in November 1992, and subsequently served as Chief Executive Officer of Medco Containment Services, Inc., a prescription drug services company, until its acquisition by Merck & Co., Inc., and then spent a year as a principal at Clayton, Dubilier & Rice, Inc., a private equity firm. He served as Chairman (non-executive) of True North Communications Inc. from December 1997 to January 1999. He served as Chairman and Chief Executive Officer of priceline.com from August 1998 to April 2004. Mr. Braddock served as Chairman of MidOcean Partners, a private investment firm, from April 2003 until December 2007. Mr. Braddock serves on the Board of Directors of Eastman Kodak Company. We believe that Mr. Braddock’s experience as an executive in the financial services industry and his knowledge of the payment processing industry generally provide him with the necessary skills to serve as a member of our board of directors and will enable him to provide valuable insight to the board regarding operational and management issues as well as general industry trends.

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Frederick S. Hammer has been on the board of directors since February 2, 2011 and is 77 years of age. Mr. Hammer has been Co-Chairman of Inter-Atlantic Group since 1994. Prior thereto Mr. Hammer served as Chairman, President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer is a Director of Inter-Atlantic Group Homeowners of America Holding Corporation. In addition, he currently serves as a Director on the Board of CBRE Clarion Realty Funds and is a former director of several public and private companies, including VISA USA and VISA International. He received his A.B. from Colgate University, magna cum laude, and his M.S. and Ph.D. degrees from Carnegie Mellon University. We believe that Mr. Hammer’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of our board of directors and will enable him to provide valuable insight to the board regarding operational and management issues.

Jonathan M. Lubert has been on the board of directors since February 2, 2011 and is 33 years of age. Since its founding in 2003, Mr. Lubert has been the Chief Executive Officer of I.L. Hedge Investments, a mid-sized alternative investment company, where his primary responsibility is to manage the portfolio of underlying funds and other assets owned by I.L. Hedge Investments. Mr. Lubert is the founder of Next Generation Lending, a small real estate investment and lending company, Ex Capital Partners LLC and IL Hedge Investments LLC. Mr. Lubert was a director of Global Affiliates, Inc. from 2004 until 2010. Mr. Lubert’s previous experience includes a leveraged finance investment banking analyst position at Bear Stearns and a minority ownership in Spencer Capital Management, a value based, event driven fund that focused on long term risk adjusted returns. Mr. Lubert is currently an advisory board member of the American Infrastructure MLP Fund and serves on the Board of the Valley Forge Casino and Resort. In addition, Mr. Lubert serves on the Dragon Fund Advisory Council, an advisory board for the Drexel student run investment fund. Mr. Lubert is currently involved with the Young Friends of Children’s Hospital, the Make-A-Wish Foundation and The Lubert Family Foundation. Mr. Lubert’s educational background includes a B.S. in Business Administration which was earned with highest distinction from the University of North Carolina at Chapel Hill. We believe that Mr. Lubert’s experience as the Chief Executive Officer of I.L. Hedge Investments provides him with the necessary skills to serve as a member of our board of directors and will enable him to provide valuable insight to the board regarding general investor trends.

Robert B. Palmer has been on the board of directors since February 2, 2011 and is 73 years of age. Mr. Palmer worked for CoreStates Financial Group for 31 years, with titles including Executive Vice President for Retail Banking, Operations and Data Processing, and President and Chief Executive Officer of the Philadelphia National Bank. He also served as Vice Chairman of CoreStates and Chairman of its First Pennsylvania Bank. He retired from CoreStates in 1995 and later served as Vice Chairman of the newly-formed Asian Bank in Philadelphia. Mr. Palmer has been a board member of VISA, U.S.A. and Schramm, Inc., West Chester, Pennsylvania. He has been Chairman of The World Affairs Council and International Visitors Council and Vice Chair of the Police Athletic League, all of Philadelphia, and has served on numerous civic boards. We believe that Mr. Palmer’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of our board of directors and will enable him to provide valuable insight to the board regarding operational and management issues.

Arthur F. Ryan has been on the board of directors since February 2, 2011 and is 70 years of age. In 2008, Mr. Ryan retired as the Chairman of the Board of Prudential Financial, Inc., one of the largest diversified financial institutions in the world. He served as Chief Executive Officer of Prudential until December 2007. Prior to joining Prudential in December 1994, Mr. Ryan served as President and Chief Operating Officer of Chase Manhattan Bank since 1990. Mr. Ryan ran Chase’s worldwide retail bank between 1984 and 1990. Mr. Ryan is a non-executive director of the Royal Bank of Scotland Group plc, Citizens Bank, and Regeneron Pharmaceuticals, Inc. We believe that Mr. Ryan’s experience as an executive in the financial services industry provides him with the necessary skills to serve as a member of our board of directors and will enable him to provide valuable insight to the board regarding operational and management issues.

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The Board of Directors recommends that you vote FOR the election of Richard S. Braddock and Frederick S. Hammer to UBPS’s Board.

Proposal 2. Approval and Adoption of 2013 Stock Incentive Plan
Approval and adoption of the Board of Director’s proposed 2013 Stock Incentive Plan.

The Board of Directors believes that a stock incentive plan enhances the ability of the Company to attract and retain employees, officers, directors and certain other individuals providing services to the Company (collectively referred to as “employees” or “participants”), and to motivate them to exercise their best efforts on behalf of the Company or any subsidiary or parent of the Company (a “Related Corporation”).

A copy of the 2013 Stock Incentive Plan is attached as Appendix A to this Notice of Annual Meeting of Stockholders. The following description of the 2013 Stock Incentive Plan is intended merely as a summary of its principal features and is qualified in its entirety by references to the full text of the 2013 Stock Incentive Plan. You are encouraged to read the 2013 Stock Incentive Plan in its entirety. The Plan will not go into effect if it is not approved by the stockholders at the Annual Meeting.

Background on Stock Compensation. The use of stock incentives is viewed by the Board of Directors as a vital component of the Company's future overall compensation philosophy, which is premised on the principle that any long-term pay-for-performance compensation should be closely aligned with stockholders' interests. The proposed 2013 Stock Incentive Plan gives the Company the ability to grant stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), and performance awards (collectively “stock incentives”). These stock incentives align employees' interests directly with those of other stockholders, because (with the exception of grants of restricted stock and restricted stock units) an increase in stock price after the date of the award is necessary for eligible employees to realize any value, thus rewarding employees only upon improved stock price performance.We also believe that stock incentives are very effective in enabling us to attract and retain the talent critical for a growth-focused company. The Company's general compensation philosophy is that total cash compensation should vary with the Company's performance in achieving financial and nonfinancial objectives, and that any long-term incentive compensation should be closely aligned with stockholder interests.

Without stock incentives, the Company would be forced to consider cash replacement alternatives in order to provide a total compensation package that would be able to attract, retain and motivate the employee talent necessary for the Company’s continued success. These cash replacement alternatives would then reduce the cash available for investment in the growth of our business. We intend to use stock incentives as our primary means of providing equity compensation to employees. Although the 2013 Stock Incentive Plan does provide the flexibility to use additional forms of equity compensation, we expect to use nonqualified stock options and various forms of restricted stock as the primary forms of equity compensation. We strongly believe that our equity compensation program is integral to our future growth. Therefore, we consider approval of the 2013 Stock Incentive Plan vital to the future success of the Company.

Purpose of the 2013 Stock Incentive Plan. The 2013 Stock Incentive Plan will allow the Company, under the direction of the Compensation Committee, to make grants of stock options, SARs, restricted stock, restricted stock units, and performance-based stock awards (any of which may or may not require the satisfaction of performance objectives) to employees of the Company and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company or our affiliates. The purpose of these awards is to attract and retain key employees, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2013 Stock Incentive Plan will provide an essential component of the total compensation package, reflecting the importance that the Company places on aligning the interests of key employees with those of our stockholders.

Number of Shares. The maximum number of shares of Common Stock that shall be available for grant of awards (the "Awards") under the 2013 Stock Incentive Plan shall be 2,000,000 shares of Common Stock. The forgoing limit is subject to adjustment to reflect stock dividends, stock splits, share combinations, and similar changes in the capitalization of the Company. The shares issued under the 2013 Stock Incentive Plan may be authorized but unissued shares or reacquired shares, and the Company may repurchase shares required for this purpose, from time to time, if it deems such repurchase to be advisable.

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Award Types. Under the 2013 Stock Incentive Plan the following type of Awards may be granted:

•	Non-qualified and incentive stock options (generally, ten-year term maximum);
•	SARs;
•	Restricted Stock:
•	Restricted Stock Units; and
•	Performance awards.

Administration. The 2013 Stock Incentive Plan will be administered by the Company’s Compensation Committee, which consists of not fewer than two directors of the Company’s Board of Directors who are designated by the entire Board of Directors. Under the 2013 Stock Incentive Plan, the Compensation Committee will have the authority to, among other things, (i) select employees, directors and certain other individuals providing services to the Company (the "Participants") to be granted stock incentives and (ii) set the date of grant and other terms of the stock incentives.

Eligibility. Directors and employees of the Company or a Related Corporation and natural persons that have provided bona fide services to the Company or a Related Corporation are eligible to receive Awards under the 2013 Stock Incentive Plan. As of the date of this Notice of Annual Meeting of Stockholders, there are approximately 165 employees and five non-employee directors of the Company and Related Corporations eligible to receive Awards under the 2013 Stock Incentive Plan.

Option Awards - Vesting, and Exercise of Stock Options. The Compensation Committee will determine the time at which an option will vest and become exercisable. The exercise price of a stock option granted under the 2013 Stock Incentive Plan shall not be less than fair market value (or, in certain cases, 110 percent of fair market value) of the Common Stock on the date of grant. For as long as the Common Stock is quoted on the NASDAQ Capital Market, the fair market value is the average of the closing bid and ask prices for a share on the day the Award is granted. No option shall be exercisable later than ten (or, in certain cases, five) years after the date of grant. The exercise price of an option may be payable in cash, or, at the discretion of the Compensation Committee, with previously acquired non-forfeitable, unrestricted shares of Common Stock that have been held by the participant for at least six months and have an aggregate fair market value at the time of exercise equal to the total exercise price, or a combination of such shares and cash. Certain participants may also direct the Company to withhold shares of Common Stock otherwise to be delivered upon the exercise of an option to pay the exercise price and/or withholding taxes due on such options.

Stock Appreciation Rights. The Compensation Committee will determine the time at which a stock appreciation right will vest and become exercisable, provided that, in most cases, a stock appreciation right will not vest prior to the one-year anniversary of the date of grant. Generally, the grant price of a stock appreciation right shall not be less than 100 percent of the fair market value of the Common Stock on the date of grant and no stock appreciation right will be exercisable after the ten-year anniversary of the date of the grant.

Restricted Stock. The Compensation Committee will determine the terms, conditions, and restrictions on restricted stock, including, without limitation, terms relating to vesting, purchase price, if any, and matching shares. Subject to the terms and conditions of the award agreement, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock, to vote the restricted stock and enjoy all other shareholder rights with respect to such shares only after the restricted period has lapsed.

Performance-Based Stock Awards. Each award agreement for a performance award will set forth, among other things (i) the amount a participant may earn in the form of cash or shares of Common Stock, (ii) the performance criteria and level of achievement versus such criteria that will determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, and (v) restrictions on the transferability of the award. The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed.

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Award Agreement; Restriction on Transferability. All Awards will be evidenced by a written agreement which will contain provisions that are consistent with the 2013 Stock Incentive Plan and such other provisions as the Compensation Committee deems appropriate. No Award granted under the 2013 Stock Incentive Plan may be assigned or transferred, except by will or the laws of descent and distribution.

Amendments to Awards and the 2013 Stock Incentive Plan; Discontinuance of the 2013 Stock Incentive Plan. Subject to the provisions of the 2013 Stock Incentive Plan, the Compensation Committee may not amend an Award once granted without the Participant's consent. The Board may terminate, amend, or suspend the 2013 Stock Incentive Plan, provided that no action may be taken by the Board without shareholder approval to: (i) increase the number of shares that may be issued under the 2013 Plan; or (ii) change the designation or class of persons eligible to receive awards; (iii) reprice or repurchase any option or SAR; or (iv) make any other change requiring approval to comply with applicable law.

Adjustments. In the event of a stock dividend, recapitalization, stock split, subdivision or consolidation of the Company's Common Stock, or any similar event affecting the Company's Common Stock, the Compensation Committee shall adjust the number and kind of shares available for grant under the 2013 Stock Incentive Plan and the exercise price or settlement price of Awards that have been granted.

New Awards to be issued under the 2013 Stock Incentive Plan. As of the date of this Proxy Statement, the Awards to be made under the 2013 Stock Incentive Plan have not been decided upon or allocated among eligible participants and are not determinable.

Withholding Taxes. All applicable withholding taxes will be deducted from any payment made under the 2013 Stock Incentive Plan. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by the delivery of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No payment will be made and no shares of Common Stock will be issued pursuant to any award made under the 2013 Stock Incentive Plan until the applicable tax withholding obligations have been satisfied. Certain participants may also direct the Company to withhold shares of Common Stock otherwise to be delivered upon the exercise of an option to pay the exercise price and/or withholding taxes due on such options.

Eligibility Under Section 162(m). The Compensation Committee will establish the criteria under which a performance award made pursuant to the 2013 Plan shall satisfy Section 162(m) of the Tax Code. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m), the performance criteria will be established in writing by the Compensation Committee based on one or more, or any combination, of the following performance goals:

•      Earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis)

•      Return on equity

•      Return on assets

•      Revenues

•      Expenses or expense levels

•      Capital expenditures

•      Economic value added mergers, acquisitions, public offerings, or similar extraordinary business transactions

•      One or more operating ratios

•      Stock price

•      Stockholder return

•      Cash flow

•      Net borrowing, debt leverage levels, credit quality or debt ratings

•      Net asset value per share

•      Market Share

•      New product development

The maximum amount that may be paid in cash pursuant to performance awards granted to a participant in any one fiscal year will be structured to satisfy the Section 162(m) requirements. If an award provides for a performance period longer than one fiscal year, the limit will be multiplied by the number of full fiscal years in the performance period. The Compensation Committee may reduce, but not increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a performance award.

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U.S. Tax Consequences. Stock option grants under the 2013 Stock Incentive Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be nonqualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a Participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a Participant exercises a nonqualified stock option, he or she will have taxable income equal to the difference between the market price of the Common Stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A Participant will have no taxable income upon exercising an incentive stock option (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The tax treatment for a Participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a nonqualified stock option. The Company may be entitled to a deduction, and a Participant may have taxable income, in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are governed by Section 83 of the Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock received at ordinary rates when any restrictions have lapsed, and then at capital gain rates when the shares are sold.

Awards granted under the 2013 Stock Incentive Plan may qualify as "performance-based compensation" under Section l62(m) of the Code in order to preserve federal income tax deductions by the Company with respect to annual compensation that is in excess of $1 million and paid to the Chief Executive Officer or one of the Company's four most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2013 Stock Incentive Plan by a committee consisting solely of two or more "outside directors" (as defined under Section 162(m) regulations). In addition, for awards other than options to qualify, the grant or vesting of the award must be contingent upon satisfying one or more of the performance criteria, as established by the Compensation Committee consisting solely of two or more "outside directors" pursuant to the requirements of Section 162(m) of the Code and the related regulations.

The forgoing does not purport to be a complete summary of the effect of federal income taxation upon holders of Awards or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a Participant may reside.

The Board of Directors recommends that you vote FOR the approval and adoption of the 2013 Stock Incentive Plan.

Proposal 3. Approval of Company Name Change
Approval of the Company’s Amended and Restated Certificate of Incorporation in order to effect a change in the Company’s name to JetPay Corporation.

On June 13, 2013, the board of directors adopted a resolution approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a name change and recommended that the name change amendment be submitted to stockholders for approval. The Board believes that it is in the best interest of the Company to change its name from Universal Business Payment Solutions Acquisition Corporation to JetPay Corporation, and recommends the approval of the name change amendment to the Company’s stockholders.

Reasons for the name change

The Company’s name, “Universal Business Payment Solutions Acquisition Corporation”, was initially selected due to our inception as a special purpose acquisition corporation. While the Company intends to make additional acquisitions in the future, it now has operating companies that provide revenues and positive cash flow. The “Universal Business Payment Solutions Acquisition Corporation” name was initially selected to be generic as the Company did know with complete certainty what type of business it might acquire. The Company currently believes that the name is too generic to identify the Company’s vision and mission.

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The name “JetPay” comes from one of our initial acquisitions. It describes the Company as being in the payment processing business, providing fast, safe, and secure payments. The name “JetPay” works well not only in the debit and credit card processing business, but also in the Company’s payroll processing business. The Company has performed market research which shows that there is a sufficient differentiation in the market with Companies that have incorporated the word “Jet” in their name. The Company has used the name “JetPay Corporation” as a d/b/a for approximately three months with acceptance and positive feedback from the market place.

Effects of the name change

If the name change amendment is approved by stockholders, the name change will be effective when the amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation is attached as Appendix B. The Company has reserved the Nasdaq stock symbol “JTPY”. If the name change amendment is approved, the Company intends to request that its common stock trade under this new stock symbol, rather than under the current “UBPS” symbol.

If the name change amendment is approved by stockholders, the preamble and Article I of the Company’s Amended and Restated Certificate of Incorporation will be amended to read in its entirety as follows:

“1.	The name of the Corporation is “JetPay Corporation.”

2.	The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on November 12, 2010, the Corporation’s Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on May 11, 2011 and the Company’s Amended and Restated Certificate of Incorporation was filed on December 28, 2012.

3.	This Amended and Restated Certificate of Incorporation restates, integrates and amends the Amended and Restated Certificate of Incorporation, as previously restated.

4.	This Amended and Restated Certificate of Incorporation was duly adopted at a meeting of the board of directors of the Corporation and at an annual meeting of stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

5.	The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

Article I – NAME

The name of the corporation is JetPay Corporation (the “Corporation”).”

If the name change becomes effective, the rights of stockholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for stockholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change. Uncertificated shares currently held in direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name JetPay Corporation.

If the name change amendment is not approved by stockholders, the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation will not be made and the Company’s name and the ticker symbol for trading of its common stock on Nasdaq will remain unchanged.

The Board of Directors recommends that you vote FOR the approval of the change in the Company’s name to JetPay Corporation.

Proposal 4. Non-Binding Advisory Vote on the Frequency of Future Advisory Votes
Non-Binding Advisory Vote on the Frequency of Future Advisory Votes Regarding Executive Compensation

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Background

Pursuant to Section 14A of the Exchange Act, the Company is seeking the input of its stockholders on the frequency with which they will be asked to vote on the compensation of the Company’s Named Executive Officers. The stockholders are asked to indicate their preferences for one of the following options: (a) once every year; (b) once every two years; or (c) once every three years. Stockholders may also abstain from voting on this matter.

The Board of Directors recommends that the advisory vote on the compensation of the Named Executive Officers be held once every three years. As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program is designed to attract, retain and motivate a team of highly qualified executives who will create both near-term and long-term value for the stockholders. The Board of Directors has determined that since a large part of the Company’s focus is on long-term value, three years will give the Compensation Committee time to analyze the compensation programs and to implement any necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed.

The Board of Directors recommends that stockholders vote for the option of “EVERY THREE YEARS” for the frequency of future non-binding advisory votes on executive compensation.

Proposal 5. Ratification of Independent Registered Public Accounting Firm
Ratification of the Audit Committee’s appointment of Marcum LLP as UBPS’s independent registered public accounting firm for fiscal year 2013.

The Audit Committee of the Board of Directors selects the independent registered public accounting firm to audit UBPS’s books of account and other corporate records. The Audit Committee’s selection of Marcum LLP to audit UBPS’s books of account and other corporate records for 2013, which has been approved by the Board of Directors, is being submitted to you for ratification. Stockholders are not required to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm. However, the ratification of Marcum LLP is being submitted as a matter of good corporate practice. If stockholders do not ratify the appointment of Marcum LLP, the adverse vote will be considered a directive to the Audit Committee to select other auditors for the next fiscal year.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Marcum LLP as UBPS’s independent registered public accounting firm for fiscal year 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

About Prior Audits

The reports of Marcum LLP on UBPS’s consolidated financial statements for the transition period ended December 31, 2012, the fiscal year ended September 30, 2012 and the period November 12, 2010 (Inception) through September 30, 2011 did not contain any adverse opinion or disclaimer of opinion or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of these periods, there have been no disagreements between UBPS and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused them to refer to any such disagreements in their report on UBPS’s consolidated financial statements for such years.

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Audit Fees and Related Matters

Audit Fees

During the period from November 12, 2010 (Inception) through September 30, 2011, fees for our independent registered public accounting firm were $70,872, $50,000 for the fiscal year ended September 30, 2012, and $306,000 for the three months ended December 31, 2012, for a total of $426,872. Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by Marcum LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

During the period from November 12, 2010 (Inception) through December 31, 2012, we did not incur any audit-related fees.

Tax Fees

During the period from November 12, 2010 (Inception) through December 31, 2012, there were no fees billed for income tax preparation services by our independent registered public accounting firm.

All Other Fees

During the fiscal year ended September 30, 2012, fees from our independent registered public accounting firm for other services were $120,000 for target due diligence.

Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with such pre-approval. The Audit Committee approved all of the Company’s Audit Related Fees, Tax Fees and All Other Fees incurred by the Company in 2012.

Presence of Independent Registered Public Accounting Firm

Representatives of Marcum LLP will be at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting, if they desire. Representatives of Marcum LLP are expected to be available to respond to appropriate stockholder questions.

ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

UBPS’s Board is currently comprised of six directors: Richard S. Braddock, Frederick S. Hammer, Jonathan M. Lubert, Robert B. Palmer, Arthur F. Ryan, and Bipin C. Shah. The Chairman of the Board and Chief Executive Officer the Board is Mr. Bipin C. Shah.

The Board has determined that Messrs. Braddock, Hammer, Lubert, Palmer, and Ryan are independent under the rules and regulations of The NASDAQ Stock Market.

The Board has a Nominating Committee, an Audit Committee, and a Compensation Committee. All of the committees of the Board are governed by a charter and such charters, along with the Company’s Corporate Governance Guidelines and Bylaws, are posted on the Company’s website at www.ubpsac.com.

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Board Leadership Structure and Role in Risk Oversight.

Mr. Shah serves as our principal executive officer and chairman of our board. We do not currently have a lead independent director. Our Board of Directors has determined that this leadership structure was appropriate since until we completed a business combination, we had minimal day to day operations, lessening the possibility of a conflict between the board and our officers. Further, the Board of Directors believes that its other structural features, including five independent directors, non-employee directors on a board consisting of six directors and key committees consisting wholly of independent directors, provide for substantial independent oversight of the Company’s management. However, the Board of Directors recognizes that depending on future circumstances, other leadership models may become more appropriate. Accordingly, the Board of Directors will continue to periodically review its leadership structure.

Risk Oversight

Management is responsible for the day-to-day management of risks faced by our company, while the Board of Directors currently has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors seeks to ensure that the risk management processes designed and implemented by management are adequate. The Board of Directors also reviews with management our strategic objectives which may be affected by identified risks, our plans for monitoring and controlling risk, the effectiveness of such plans, appropriate risk tolerance and our disclosure of risk. Our Audit Committee is responsible for periodically reviewing with management and independent auditors the adequacy and effectiveness of our policies for assessing and managing risk. The other committees of the Board of Directors also monitor certain risks related to their respective committee responsibilities. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Meetings of the Board and its Committees During 2012

UBPS’s Board of Directors held three formal meetings and took action by unanimous written consent two times during 2012. The Chairman of the Board is Bipin C. Shah. Committees of the Board of Directors held three formal meetings during 2012, as set forth on the following chart. All directors attended more than 95% of the aggregate of UBPS’s Board meetings and the meetings of the committees of the Board on which they served. The Company does not have a policy with respect to attendance of members of the Board of Directors at annual meetings.

The following chart describes the calendar year 2012 composition and the functions of the standing committees of the Board of Directors and of the Independent Directors.

BOARD COMMITTEES
Committee	Members	No. of Meetings Held in 2012	Functions
Audit	Robert B. Palmer* Frederick S. Hammer Jonathan M. Lubert	3

•      Selects independent registered public accounting firm.

•      Confers with independent registered public accounting firm and internal personnel on the scope of registered public accounting firm’s examinations.

•      Reviews internal controls and procedures.

•      Reviews related party transactions.

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Nominating	Arthur F. Ryan* Richard S. Braddock Robert B. Palmer	-

•      Develops and recommends to the Board criteria for the selection of new directors to the Board.

•      Seeks candidates to fill vacancies in the Board.

•      Retains and terminates search firms to be used to identify director candidates.

•      Recommends to the Board processes for evaluating the performance of the Board.

•      Recommends to the Board nominees for election as directors at the annual meeting of stockholders.

Compensation	Frederick S. Hammer* Jonathan M. Lubert Arthur F. Ryan	-

•      Annually reviews CEO compensation and performance.

•      Annually establishes goals for CEO.

•      Annually reviews CFO and Chief Marketing Officer compensation.

•      Annually approves compensation for CEO, CFO and Chief Marketing Officer.

•      Reviews and determines director compensation.

•      Hires compensation consultants.

•      Recommends executive compensation to the Board.

•      Administers Stock Incentive Plans.

•      Administers director compensation.

* Chairman of Committee

Director Compensation

Currently, our directors are not compensated for their services other than reimbursement for out-of-pocket expenses. We will continue to evaluate the possibility of paying standard meeting fees to our directors in the future in order to attract and retain highly qualified individuals. We expect that non-employee directors will receive varying levels of compensation for their services as directors based on their eligibility as members of the Company’s audit, nominating, and compensation committees. We anticipate determining director compensation in accordance with industry practice and standards.

Our directors purchased shares of our common stock in a private placement prior to the Offering. In addition, we issued warrants to our directors, in a private placement occurring concurrently with the Offering. We believe that, because our directors own such shares including shares from warrant conversions, no compensation (other than reimbursement of out-of-pocket expenses) was necessary in 2012, and our directors agreed to serve in their respective role without compensation prior to our consummation of the Completed Transactions.

Nominating Committee

We have established a nominating committee of the board of directors, which consists of Messrs. Ryan (Chair), Braddock and Palmer, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market. The nominating committee operates pursuant to a charter that complies with current federal and NASDAQ Capital Market rules relating to corporate governance matters. Our nominating committee charter has been posted on our website and can be found at www.ubpsac.com. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

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•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications and factors relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not have a policy with regard to consideration of candidates for directors recommended by stockholders and does not distinguish among nominees recommended by stockholders and other persons. The nominating committee held one meeting since our inception. Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to the Secretary of the Company, Peter B. Davidson, at the Company’s corporate offices at 1175 Lancaster Avenue, Suite 100, Berwyn, Pennsylvania 19312.

Audit Committee

We have established an audit committee of the board of directors. As required by the rules of The NASDAQ Stock Market, each of the members of our audit committee are able to read and understand fundamental financial statements. In addition, we consider Mr. Palmer to qualify as an “audit committee financial expert” and as “financially sophisticated,” as defined under the rules of the SEC and The NASDAQ Stock Market, respectively. Our audit committee charter has been posted on our website and can be found at www.ubpsac.com. The audit committee’s duties, which are specified in our audit committee charter, which complies with current federal and NASDAQ Capital Market rules relating to corporate governance matters, include:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the full board of directors whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

The audit committee consists of Messrs. Palmer (Chair), Hammer and Lubert, each of whom is an independent director under the rules and regulations of The NASDAQ Stock Market.

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Audit Committee Report

UBPS’s management is responsible for the Company’s internal controls and the financial reporting process. Marcum LLP, UBPS’s independent registered public accounting firm, is responsible for performing an independent audit of UBPS’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Marcum LLP regarding the Company’s audited consolidated financial statements. Management has represented to the Audit Committee that UBPS’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Marcum LLP. The Audit Committee discussed with Marcum LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board. Marcum LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Marcum LLP that firm’s independence. Based on the Audit Committee’s discussion with management and Marcum LLP, and the Audit Committee’s review of management’s representation and Marcum LLP’s report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in UBPS’s Annual Report on Form 10-K, as amended, for the transition period ended December 31, 2012.

The Audit Committee of the Board of Directors

Robert B. Palmer, Chairman
Frederick S. Hammer
Jonathan M. Lubert

Compensation Committee

We have recently formed a compensation committee with the recent completion of the acquisition of JetPay Corporation and AD Computer Corporation. The Compensation Committee is currently comprised of Messrs. Hammer (Chair), Lubert, and Ryan. We did not believe a compensation committee was necessary prior to the completed acquisitions as there was no compensation being paid to our Named Executive Officers prior to the completed acquisitions.

Our compensation committee is composed of three members of our board of directors, all of whom are independent under the rules of the NASDAQ Stock Market, and are “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act and are an “outside director” for purposes of Code Section 162(m). The compensation committee is charged with performing an annual review of our executive officers’ salary, incentive opportunities and equity holdings to determine whether they provide adequate incentives and motivation to the executive officers and whether they adequately compensate the executive officers relative to officers in other comparable companies.

•	The Compensation Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives, and determines the CEO’s compensation levels based on this evaluation.

•	The Compensation Committee annually makes recommendations to the Board with respect to the compensation of the Corporation’s Chief Financial Officer and Chief Marketing Officer. The Compensation Committee has the authority to review the compensation of any employee, which the Committee, in its judgment, deems to be an executive officer. The CEO advises the Compensation Committee on the annual performance of the executive officers. The CEO also provides the Compensation Committee his opinion on appropriate levels of compensation for each executive officer.

•	The Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO and executive officer compensation. No compensation study was commissioned for 2012 or 2011.

•	The Compensation Committee has the authority to form and delegate authority to subcommittees.

There are no interlocking relationships between our executive officers and board of directors and the board of directors or compensation committees of any other company.

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Current Executive Officers

The current executive officers are as follows:

Name	Age	Position

Bipin C. Shah	74	Chairman of the Board and Chief Executive Officer

Gregory M. Krzemien	53	Chief Financial Officer

Peter B. Davidson	59	Chief Marketing Officer and Secretary

Bipin C. Shah has been the Chairman of our board of directors and Chief Executive Officer since inception. Since the sale of Genpass, Inc. to U.S. Bancorp in 2005, Mr. Shah has been a private investor, focusing on opportunities in the payments business. From 2000 to 2005, Mr. Shah was the Chief Executive Officer of Genpass, Inc. where he led the development of the MoneyPass, a surcharge-free ATM network, as well as a payroll debit card used by several large payroll companies. From 1992 until its sale to Paymentech in 1996, he was the Chief Executive Officer of Gensar, Inc., a company that specialized in the processing of restaurant debit and credit card transaction. During his tenure at Gensar, Inc., he led development of the “Tip Management System” along with other technology enhancements. From 1980 to 1991, Mr. Shah was employed by CoreStates Financial Corporation and its predecessor, Philadelphia National Bank, ultimately serving as Vice Chairman and Chief Operating Officer. While at CoreStates, Mr. Shah oversaw the acquisitions of seven ATM and point of sale businesses and was active in the development of several products for the financial services industry’s payments infrastructure, including the Money Access Center network, the introduction of debit to the point-of-sale, cash-back, and pay-at-the-pump. From 1985 to 1992, Mr. Shah served as a director of VISA USA and VISA INTERNATIONAL. Earlier in his career, he was a Senior Vice President at the Federal Reserve Bank of Philadelphia and a Senior Vice President at American Express, as well as the President of Vertex Division of MAI. Mr. Shah holds a Bachelor of Arts in Philosophy from Baldwin-Wallace College and a Masters in Philosophy from the University of Pennsylvania. He currently serves on the Board of Trustees of Baldwin-Wallace College. We believe that Mr. Shah’s career as an executive in the payment processing industry and as an investor generally provides him with the necessary skills to chair our board of directors and lead our management team with respect to operational, strategic and management issues as well as general industry trends.

Gregory M. Krzemien has served as our Chief Financial Officer since February 7, 2013. From 1999 to October, 2012, Mr. Krzemien served as Chief Financial Officer, Treasurer and Corporate Secretary of Mace Security International, Inc., a publically traded company that is a manufacturer of personal defense sprays, personal protection products and electronic surveillance equipment, and the operator of a UL rated wholesale security monitoring station. From 1992 to 1999, Mr. Krzemien served as Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc., a publically traded solid waste company. From 1981 to 1992 Mr. Krzemien held various positions at Ernst & Young LLP, including Senior Audit Manager from October 1988 to August 1992. Mr. Krzemien has significant experience in the areas of mergers and acquisitions, Securities and Exchange Commission reporting, strategic planning and analysis, financings, corporate governance, risk management and investor relations. Mr. Krzemien holds a B.S. Honors Degree in Accounting from the Pennsylvania State University.

Peter B. Davidson has served as our Chief Administrative Officer and Secretary since inception and is now our Vice-Chairman and Chief Marketing Officer, while still retaining his duties as Secretary. Mr. Davidson was formerly Chief Executive Officer of Brooks FI Solutions, LLC, an entity that provides retail banking and payment solutions that he founded in 2006. Immediately prior to founding Brooks FI Solutions, Mr. Davidson was Executive Vice President of Genpass, Inc. where, from 2002 until its acquisition and subsequent integration by U.S. Bancorp in 2005, he led its efforts to bring stored value products to market. While at Genpass, Inc., he was also involved in the development and implementation of MoneyPass, a surcharge-free ATM network. Earlier in his career, Mr. Davidson served as President of Speer & Associates, leading domestic and international consulting engagements in the retail banking and electronic funds transfer industry; Executive Vice President at HSBC USA and President of HSBC Mortgage, where he was responsible for managing its consumer businesses; and Senior Vice President at CoreStates Financial, where he managed the credit card and consumer lending businesses and developed remote banking strategies. Mr. Davidson holds a B.S. in Economics from the Wharton School of the University of Pennsylvania in Finance and Accounting, and an MBA from Widener University in Finance. We believe that Mr. Davidson’s experience as an executive in and knowledge of the payment processing industry provides him with the necessary skills to serve as an officer of the Company and will enable him to provide valuable insight regarding operational issues and general industry trends.

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EXECUTIVE COMPENSATION

Compensation of Executive Officers for 2012 and 2011

The following table provides summary information concerning cash and certain other compensation paid or accrued by UBPS to, or on behalf of the Named Executive Officers for the years ended December 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Any Other Compensation ($)	Total ($)
Bipin C. Shah, Chairman of	2012	-	-	-	-	-	-	-	-
the Board and Chief Executive Officer	2011	-	-	-	-	-	-	-	-
Peter B. Davidson,	2012	-	-	-	-	-	-	-	-
Chief Administrative Officer	2011	-	-	-	-	-	-	-	-

Potential Payments upon Termination or Change of Control

Currently, we do not have employment agreements with either of our Named Executive Officers, nor any other contract, agreement, plan or arrangement that provides for payments to such Named Executive Officer in connection with any termination of employment, a change in control of the Company or a change in the Named Executive Officer’s responsibilities.

THE PRINCIPAL STOCKHOLDERS OF UBPS

Beneficial Ownership

The following beneficial ownership table sets forth information as of April 30, 2013 regarding ownership of shares of UBPS common stock by the following persons:

•	each person who is known to UBPS to own beneficially more than 5% of the outstanding shares of UBPS common stock, based upon UBPS’s records or the records of the SEC;
•	each director of UBPS;
•	each Named Executive Officer; and
•	all directors and executive officers of UBPS, as a group.

Unless otherwise indicated, to UBPS’s knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of UBPS common stock. There were no shares of UBPS common stock subject to options or warrants exercisable within 60 days of April 30, 2013. Unless otherwise indicated, the address of the holder is c/o the Company, 1175 Lancaster Avenue, Suite 100, Berwyn, PA 19312.

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Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Common Stock Beneficially Owned (8)

WLES, L.P. (1)	3,666,667	31.8%
Ira Lubert (2)	1,397,448	11.7%
Wellington Management Company, LLP (3)	1,150,428	10.0%
Ten Lords Ltd. (4)	1,000,000	8.0%
C. Nicholas Antich (5)	838,840	7.3%
Carol A. Antich (5)	838,840	7.3%
R8 Capital Partners, LLC (6)	857,143	7.1%
Bipin C. Shah Trust U/A dated July 31, 2001(7)	733,171	6.4%
Mendota Insurance Company (6)	638,350	5.4%
Bipin C. Shah (7)	158,696	1.4%
Peter Davidson (7)	167,495	1.5%
Arthur F. Ryan (7)	34,180	*
Frederick S. Hammer (7)	33,180	*
Robert Palmer (7)	33,180	*
Richard S. Braddock (7)	33,180	*
Jonathan M. Lubert (7)	136,576	1.2%
All current directors and executive officers as a group (7 persons)	596,487	5.2%

* Represents less than 1%

(1)	The business address of WLES, L.P. is 3361 Boyington Drive, Carrollton, TX 75006.

(2)	The business address of the individual is 2929 Arch Street, 29th Floor, and Philadelphia, PA 19104. Excludes 107,314 shares of common stock eligible to be purchased by Wellington at their option under Note 3 and includes 388,350 shares subject to conversion of secured convertible notes at the individual’s option. Ira Lubert is the father of Jonathan M. Lubert.

(3)	Based solely on the information contained in Schedule 13D filed by Wellington Management Company, LLP on January 10, 2013. The business address of the entity is 80 Congress Street, Boston, Massachusetts 02210. Assumes that the exclusion of 386,811 shares of common stock issuable upon exercise of options held by certain investment advisory clients because each of the options provides that the holder thereof does not have the right to exercise the option to the extent (but only to the extent) that such exercise would result in it or any of its affiliates beneficially owning more than 9.9% of the common stock.

(4)	The business address of Ten Lords Ltd. is 5121 Mariners Drive, Plano, TX 75093. Includes 1,000,000 shares issuable upon conversion of a secured convertible note at the individual’s option.

(5)	The business address of each of the individuals is 3939 West Drive, Center Valley PA 18034. Includes 204,420 shares beneficially owned by Mrs. Carol A. Antich, the wife of Mr. C. Nicholas Antich, 404,480 shares owned by Mr. C. Nicholas Antich and Carol A. Antich, as Tenants by the Entireties and 25,520 shares owned by Brittany N. McCausland Trust u/a 2/17/99, of which Mr. and Mrs. Antich are the trustees and on whose behalf Mr. and Mrs. Antich have the right to act.

(6)	Includes shares subject to conversion of secured convertible notes in the amounts of 388,350 for Mendota Insurance Company and 582,324 by R8 Capital Partners, LLC, each at such individual’s option. The business address of each of the individuals is 2805 Dodd Road, Suite 300, Eagan, MN 55121 and 180 North Stetson, Suite 3500, Chicago, IL 60601, respectively.

(7)	The business address of each of the individuals is c/o Universal Business Payment Solutions Acquisition Corporation, 1175 Lancaster Avenue, Suite 100, Berwyn, PA 19312.

(8)	Percentage calculations based on 11,529,094 shares outstanding on April 30, 2013.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires UBPS’s directors and executive officers, as well as persons beneficially owning more than 10% of UBPS’s outstanding shares of common stock and certain other holders of such shares (collectively, “Covered Persons”), to file with the SEC, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of common stock and other equity securities of UBPS. Based upon UBPS’s review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to UBPS’s knowledge, all of the Section 16(a) filings required to be made by the Covered Persons with respect to 2012 were made on a timely basis, except that each of our directors and Peter Davidson filed one late report. Ira Lubert has failed to file one report as required under Section 16(a).

ADDITIONAL INFORMATION

Certain Relationships and Related Party Transactions

From December 2010 through December 2012, the Company issued a series of principal amount unsecured promissory notes to UBPS Services, LLC (“UBPS Services”), an entity controlled by Mr. Shah, CEO and Chairman of the Company, totaling $425,880. These notes were non-interest bearing and, except for $15,000, were paid upon consummation of the Completed Transactions on December 28, 2012. Additionally, in February 2013 and June 2013, the Company issued unsecured promissory notes to UBPS Services for $72,000 and $60,000, respectively. The June 7, 2013 promissory note bears interest at an annual rate of 4%. Total outstanding notes to UBPS Services at June 7, 2013 were $147,000. All such transactions were approved upon resolution and review by the Company’s Audit Committee of the terms of the notes to ensure that such terms were no less favorable to the Company than those that would be available with respect to such transactions from unaffiliated third parties.

On June 7, 2013, the Company issued an unsecured promissory note to Trent Voigt, Chief Executive Officer of JetPay, LLC, its wholly owned subsidiary, in the amount of $491,693. The note matures on July 31, 2014 and bears interest at an annual rate of 4%. The transaction was approved upon resolution and review by the Company’s Audit Committee of the terms of the notes to ensure that such terms were no less favorable to the Company than those that would be available with respect to such transactions from unaffiliated third parties.

ADC’s headquarters are located in Center Valley, Pennsylvania and consist of approximately 22,500 square feet leased from C. Nicholas Antich and Carol A. Antich. Mr. Antich is the President of ADC. The rent is approximately $40,000 per month with annual 4% increases, on a net basis. The office lease has an initial 10-year term expiring May 31, 2016. Rent expense under this lease was $200,750 for the five months ended May 31, 2013.

PTFS shares office space and related facilities with Serfass & Cremia, LLC, the accounting firm of which Joel E. Serfass, a previous shareholder of AD Computer, is a member. Such office space consists of 4,300 square feet, located on one floor of a multi-tenant building in Bethlehem, Pennsylvania. Pursuant to a cost sharing agreement among PTFS, Joel E. Serfass and Serfass & Cremia, LLC, PTFS pays an 85% share of the total expenses of operating such facilities (which total expenses include office rental, equipment rental, telephone, utilities, maintenance, repairs and other operating costs and a 15% administrative fee payable to Joel E. Serfass), which amounted to $13,694 for the five months ended May 31, 2013. The cost sharing agreement is terminable by any party with a 90 day notice.

JetPay retains a small backup center in Sunnyvale, Texas consisting of 1,600 square feet, rented for approximately $3,000 per month from JT Holdings, an entity controlled by Trent Voigt, Chief Executive Officer of JetPay. The terms of the lease are commercial. Rent expense was $15,000 for both the five months ended May 31, 2013 and 2012. The above transactions with respect to ADC, PTFS and JetPay were approved prior to the acquisition of ADC, PTFS and JetPay. Going forward, all related party transactions with respect to such entities will be reviewed and approved by the Company’s Audit Committee to ensure that the terms of such transactions are no less favorable to the Company than those that would be available with respect to such transactions from unaffiliated third parties.

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At the closing of the business acquisition of ADC, funds were paid to the ADC stockholders as a result of a preliminary working capital calculation. Prepaid expenses at December 31, 2012 included a receivable from the stockholders of ADC of $450,776 for an overpayment related to this preliminary calculation. The funds were repaid to the Company in February 2013.

Deadline For Stockholder Proposals

June 1, 2014 is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in UBPS’s Proxy Statement for UBPS’s 2014 Annual Meeting of Stockholders. If any stockholder proposal is submitted after June 1, 2014, the Proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2014 Annual Meeting without any discussion of the matter in the Proxy Statement for that meeting.

Stockholder Access Policy

Stockholders who wish to communicate with directors should do so by writing to the Company’s Secretary, Peter B. Davidson, at the Company’s offices at 1175 Lancaster Avenue, Suite 100, Berwyn, Pennsylvania 19312. The Secretary of the Company reviews all such correspondence and regularly forwards to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or Board Committees or that he otherwise determines requires their attention. Directors may at any time review all correspondence received by the Company that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit Committee.

UBPS’s Annual Report

A copy of UBPS’s Transition Report on Form 10-K, as amended, for the transition period ended December 31, 2012, with financial statements, but excluding exhibits, accompanies this Proxy Statement, but is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, UBPS will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials or directions to the Annual Meeting of Stockholders to Peter B. Davidson, Secretary, at the offices of UBPS set forth on page 1 of this Proxy Statement.

Householding of Proxy Materials

Certain stockholders who share the same address may receive only one copy of the Proxy Statement and UBPS’s 2012 Transition Report to Stockholders in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the Proxy Statement or UBPS’s 2012 Transition Report to Stockholders, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting the Company by telephone at (484) 324-7982 or in writing at 1175 Lancaster Avenue, Suite 100, Berwyn, Pennsylvania 19312, Attention: Secretary. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder and their account information.

By Order of the Board of Directors,

Peter B. Davidson, Secretary
Berwyn, Pennsylvania
July , 2013

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APPENDIX A

Universal Business Payment Solutions Acquisition Corporation

2013 STOCK INCENTIVE PLAN

ARTICLE I. ESTABLISHMENT AND PURPOSE

1.1           Establishment and Purpose. Universal Business Payment Solutions Acquisition Corporation (“UBPS” or the “Company”) hereby establishes the UBPS 2013 Stock Incentive Plan (the "Plan"), as set forth in this document. The purpose of the Plan is to attract and retain highly qualified individuals and to align the interests of key individuals with those of the stockholders of the Company. UBPS is committed to creating long-term stockholder value. UBPS's compensation philosophy is based on a belief that UBPS can best create stockholder value if key employees, directors, and certain other individuals providing services to the Company are rewarded as business owners. UBPS believes that an equity stake through stock incentives effectively aligns employee and stockholder interests by motivating and rewarding long-term performance that will enhance stockholder value.

1.2           Effectiveness and Term. This Plan shall become effective as of July 31, 2013, subject to its approval by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at the 2013 annual meeting of the stockholders of UBPS duly held in accordance with applicable law. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the provisions of the Plan, be null and void and of no effect. Unless terminated sooner by action of the Board pursuant to the provisions of Section 13.1, this Plan shall terminate on July 31, 2023 except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

ARTICLE II. DEFINITIONS

2.1           "Affiliate" means a "parent corporation" or a "subsidiary corporation" of UBPS, as those terms are defined in sections 424(e) and (f) of the Code, respectively.

2.2           "Award" means any award granted to a Participant pursuant to the provisions of the Plan in the form of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards, whether granted singly or in combination.

2.3           "Award Agreement" means a written agreement between UBPS and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.

2.4           "Board" means the Board of Directors of UBPS.

2.5           A "Change of Control" shall be deemed to have taken place for purposes of the Plan, in each case to the extent such complies with the requirements of Treasury Regulation 1.409A-3(i)(5):

(a) upon the consummation of any transaction or series of transactions under which UBPS is merged or consolidated with any other company, other than a merger or consolidation that would result in the stockholders of UBPS immediately prior thereto owning voting securities immediately thereafter (either by the securities such stockholders owned immediately prior thereto remaining outstanding or by the securities such stockholders owned immediately prior thereto being converted into voting securities of the surviving entity) representing more than 50% of the combined voting power of the voting securities of UBPS, the acquiring entity or such surviving entity, as the case may be, outstanding immediately after such merger or consolidation;

(b) if any person or group (as used in Section 13(d) of the Exchange Act) (other than UBPS, any trustee or other fiduciary holding securities under an employee benefit plan of UBPS, or any company owned, directly or indirectly, by the stockholders of UBPS in substantially the same proportions as their ownership of stock of UBPS) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of UBPS representing more than 50% of the shares of UBPS's Common Stock then outstanding;

(c)   if, during any period of 12 consecutive months, individuals who at the beginning of such period constituted the Board, plus any director whose election or nomination for election by UBPS's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason (other than death or disability) to constitute at least a majority thereof; or

(d)   the complete liquidation of UBPS or the sale or disposition by UBPS of all or substantially all of UBPS's assets, other than a liquidation of UBPS into a wholly-owned subsidiary.

2.6           "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.7           "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board, each of whom is (i) a Non-Employee Director, (ii) an "outside director" within the meaning of such term as contained in applicable regulations interpreting section 162(m) of the Code and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Common Stock is traded, to the extent required by such rules. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards or other actions of the Committee.

2.8           "Common Stock" means the common stock of UBPS, $.001 par value per share, or any stock or other securities of UBPS hereafter issued or issuable in substitution or exchange for the Common Stock.

2.9           "Company" means UBPS and any Affiliate.

2.10         "Dividend Unit Right" means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by UBPS with respect to a share of Common Stock during the period such Award is outstanding.

2.11         “Effective Date" means the date this Plan becomes effective as provided in Section 1.2.

2.12         "Employee" means an individual, including an officer or director, who is employed by the Company, a Non-Employee Director or individual performing services for the Company who is treated for tax purposes as an independent contractor at the time of performance of the services.

2.13         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.14         "Fair Market Value" means (a) if the Common Stock is listed on a national securities exchange, the closing price per share on a given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, the average of the closing bid and asked prices for a share on a given date; and (c) if the Common Stock is not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee in accordance with Section 409A of the Code.

2.15         "Fiscal Year" means a calendar year beginning January 1 and ending on December 31 of each year.

2.16         "Grant Date" means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.17         "Incentive Stock Option" means an Option that is intended to meet the requirements of section 422(b) of the Code.

2.18         "Matching Restricted Stock" shall have the meaning given such term in Section 8.2.

2.19         "Matching Restricted Stock Unit" shall have the meaning given such term in Section 9.2.

2.20          "Non-Employee Director" means a "non-employee director" of UBPS, as defined in Rule 16b-3.

2.21          "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

2.22         "Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

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2.23           "Participant" means an Employee, as defined above in section 2.12, that has provided bona fide services to the Company and has been granted an Award; provided, however, that Options under this Plan may not be issued in exchange for any services in connection with the offer or sale of securities in a capital-raising transaction or for the promotion or maintenance of a market for the Company's securities.

2.24           "Performance Award" means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.

2.25           "Permitted Transferee" shall have the meaning given such term in Section 14.4.

2.26           "Plan" means The Universal Business Payment Solutions Acquisition Corporation 2013 Stock Incentive Plan, as in effect from time to time.

2.27           "Purchased Restricted Stock" shall have the meaning given such term in Section 8.2.

2.28           "Purchased Restricted Stock Unit" shall have the meaning given such term in Section 9.2.

2.29           "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.30           "Restricted Period" means the period established by the Committee with respect to an Award of Restricted Stock during which the Award remains subject to forfeiture.

2.31           "Restricted Stock" means a share of Common Stock granted to a Participant pursuant to Article VIII or Article IX that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

2.32           "Stock Appreciation Right" or "SAR" means a right granted to a Participant pursuant to Article X with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock during a specified period.

2.33           "UBPS" means Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation, or any successors thereto:

ARTICLE III. PLAN ADMINISTRATION

3.1           Plan Administrator and Discretionary Authority. The Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iii) construe any ambiguous provision of the Plan or any Award Agreement; (iv) prescribe the form and content of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vi) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (vii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (viii) determine whether Awards should be granted singly or in combination; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; (xii) select the Participants to whom Awards may be granted from time to time under the Plan; (xiii) determine the type or types of Awards to be granted to each Participant under the Plan; (xiv) determine the number of shares of Common Stock (or dollar value) of each Award granted under the Plan; (xv) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property; and (xvi) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives. In the case of an Award intended to be eligible for the performance-based compensation exemption under Section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption.

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3.2           Liability; Indemnification. No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by UBPS with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV. SHARES SUBJECT TO THE PLAN

4.1           Available Shares.

(a)    Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 2,000,000 shares of Common Stock.

(b)    Subject to adjustment as provided in Section 4.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 300,000 Shares and (ii) Restricted Stock Awards, Restricted Stock Unit Awards and/or Performance Awards during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) covering more than 100,000 Shares in any calendar year. Subject to the limitations of Section 11.3, during any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than $200,000 may be earned; provided, however, that such amount shall be increased to $300,000 for grants that have a multi-year Performance Period. Each of the limitations in this section shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section 4.1.

(c)    Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any director of the Company during any single calendar year shall not exceed $20,000.

(d)    Solely for purposes of determining whether shares of Common Stock are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 200,000 Shares, subject to adjustment as provided in Section 4.2.

(d)    Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine.

4.2           Adjustments for Recapitalizations and Reorganizations.

(a)    The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, UBPS shall effect a split, subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Common Stock without receipt of consideration by UBPS, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and, if applicable, the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and, if applicable, the exercise price per share shall be proportionately increased.

(b)    If UBPS recapitalizes or otherwise changes its capital structure, thereafter upon any exercise, of an Award theretofore granted the Participant shall be entitled to purchase under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

(c)    In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property, other than a non-extraordinary cash dividend), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to (in accordance with Sections 409A and 424 of the Code, as applicable) (i) adjustment by the Committee in its sole discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock, or (ii) in the case of a Change of Control transaction, if approved by the Committee in its sole discretion, replacement with a comparable Award pursuant to Article XII.

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(d)    In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive.

4.3           Adjustments for Awards. The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

(a)           Options and Restricted Stock. The grant of Options or, Restricted Stock shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.

(b)           SARs. The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Common Stock with respect to which the Award is exercised over the number of shares of Common Stock issued upon exercise of the Award shall not again be available for future grant of Awards under the Plan. The grant of SARs that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(c)          Restricted Stock Units. The grant of Restricted Stock Units (including those credited to a Participant in respect of a Dividend Unit Right) that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall not again be available for future grant of Awards under the Plan. The grant of Restricted Stock Units that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(d)          Cancellation, Forfeiture and Termination. If any Award referred to in Sections 4.3(a), (b), or (c) is canceled or forfeited, or terminates, expires or lapses, for any reason, without the issuances of the shares covered by such Award, such shares then subject to such Award shall again be available for grant of Awards under the Plan.

(e)           Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall not be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, or payment of an Award, or shares of Common Stock that would be acquired upon exercise, or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall not be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE V. ELIGIBILITY

The Committee shall select Participants from those Employees, directors and other individuals providing services to the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.

ARTICLE VI. FORM OF AWARDS

6.1           Form of Awards. Awards may be granted under the Plan, in the Committee's sole discretion, in the form of Stock Options pursuant to Article VII, Restricted Stock pursuant to Article VIII, Restricted Stock Units pursuant to Article IX, SARs pursuant to Article X, Performance Awards pursuant to Article XI, or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure than an Award constitutes "qualified performance based compensation" within the meaning of section 162(m) of the Code and the regulations thereunder. Awards need not be uniform. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

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6.2           No Repricing. Except for adjustments made pursuant to Section 4.2, the exercise price for any outstanding Option or SAR shall not be decreased after the Grant Date, nor may any outstanding Option or SAR be repurchased by UBPS or surrendered to UBPS as consideration for the grant of a new Option with a lower exercise price without the approval of a majority of the stockholders of UBPS.

6.3           No Reload Rights. Options shall not contain any provision entitling the Participant to an automatic grant of additional Options in connection with any exercise of the original Option.

ARTICLE VII. STOCK OPTIONS

7.1           General. Awards may be granted in the form of Stock Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees, excluding Non-Employee Directors or non-employee individuals providing consulting services for the Company.

7.2           Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than ten (10) years after the Grant Date.

7.3           Restrictions Relating to Incentive Stock Options. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the times the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of UBPS and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of UBPS or an Affiliate, within the meaning of section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

7.4           Additional Terms and Conditions. The Committee shall determine the time or times at which an Option will vest and become exercisable, except as provided in Article XII. At the time of an Award, the Committee may, in its sole discretion, prescribe the terms, conditions, restrictions and limitations applicable to the Option, including without limitation rules pertaining to the termination of employment or service (by reason of cause, death, permanent and total disability, or otherwise) of a Participant prior to exercise of the Option, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

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7.5           Exercise of Options.

(a)    Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to UBPS, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

(b)  Upon exercise of an Option, the exercise price of the Option shall be payable to UBPS in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired non-forfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above. A Participant who is subject to Section 16 of the Exchange Act may direct the Company to withhold shares of Common Stock otherwise to be delivered upon the issuance or exercise of an Award in order to pay the exercise price and/or withholding taxes due on such Award, as applicable.

(c)    As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, UBPS shall (i) deliver to the Participant, in the Participant's name or the name of the Participant's designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant's name or the name of the Participant's designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

ARTICLE VIII. RESTRICTED STOCK

8.1           General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or State securities laws. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 8.2.

8.2           Purchased Restricted Stock and Matching Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock ("Purchased Restricted Stock") which amount may be less than the Fair Market Value on the Grant Date. The Committee may also require a Participant to purchase at Fair Market Value, and/or retain at all times during the Restricted Period, a specified number of shares of Common Stock in order to receive an equal number of shares of Restricted Stock ("Matching Restricted Stock"). In the case of any shares of Common Stock purchased with respect to an Award of Matching Restricted Stock, the Participant may be required to deposit the certificates evidencing the purchased shares of Common Stock with the Company during the Restricted Period.

8.3           Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.

8.4           Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of the Committee, in the name of a nominee of the Company, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon to the extent of that portion of the Restricted Stock for which the Restricted Period has lapsed (“un-restricted portion”), and to vote the stock and to enjoy all other stockholder rights with respect thereto to the extent of the un-restricted portion, except that (i) the Company shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, cause or otherwise) of a Participant prior to expiration of the Restricted Period.

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8.5           Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of the Company or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

ARTICLE IX. RESTRICTED STOCK UNITS

9.1           General. Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited, and providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement. A Participant shall not be required to make any payment for Restricted Stock Units unless required by the Committee pursuant to Section 9.2.

9.2           Purchased Restricted Stock Units and Matching Restricted Stock Units. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each Restricted Stock Unit ("Purchased Restricted Stock Unit"); provided, however, that such purchase price may not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. In addition, the Committee may require a Participant to retain at all times during the Restricted Period, a specified number of shares of Common Stock in order to receive an equal number of Restricted Stock Units ("Matching Restricted Stock Units"). In the case of any shares of Common Stock purchased with respect to an Award of Matching Restricted Stock Units, the Participant may be required to deposit the certificates evidencing the purchased shares of Common Stock with UBPS during the Restricted Period.

9.3           Restricted Period. At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee; provided, however, that the Restricted Period shall be for a minimum of three years unless the Restricted Stock Units are subject to specified performance goals as part of a Performance Award, or were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, or as an inducement to become an Employee, or as payment of previously earned compensation.

9.4           Cash Dividend Rights and Dividend Unit Rights. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion.

9.5           Other Terms and Conditions. At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, cause, or otherwise) of a Participant prior to expiration of the Restricted Period.

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ARTICLE X. STOCK APPRECIATION RIGHTS

10.1 General. The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. Except as provided in Article XII, SARs shall not vest in whole or in part sooner than one year after the Grant Date unless:

(a)	the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, or
(b)	the SARs were granted to a Participant as an inducement to become an Employee.

The grant price of SARs shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company. The term of each SAR shall be as specified by the Committee; provided, however, that no SARs shall be exercisable later than ten years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, cause, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

10.2           Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to UBPS, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate grant price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement.

ARTICLE XI. PERFORMANCE AWARDS

11.1           General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock, or a combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

11.2           Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (i) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (ii) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the Award, and (vi) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.

11.3           Code Section 162(m) Requirements. The Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for "performance-based compensation" under section 162(m) of the Code (the "162(m) Requirements"). The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in Section 11.4 not later than the earlier of 90 days after commencement of the performance period with respect to such Award and the expiration of 25% of the performance period with respect to such award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a Fiscal Year that are intended to satisfy the 162(m) Requirements shall be in an amount not to exceed the limits imposed by the 162(m) Requirements; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one Fiscal Year shall be the foregoing limit multiplied by the number of full Fiscal Years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences. Any allowable adjustments to performance measurement goals shall be determined by the committee at the time the performance award is granted and should be documented in the award document at the time of issuance.

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11.4           Performance Goals. The performance measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria: (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (ii) return on equity, (iii) return on assets, (iv) revenues, (v) sales, (vi) expenses or expense levels, (vii) one or more operating ratios, (viii) stock price, (ix) stockholder return, (x) market share, (xi) cash flow, (xii) new product development, (xiii) capital expenditures, (xiv) net borrowing, debt leverage levels, credit quality or debt ratings, (xv) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (xvi) net asset value per share, and (xvii) economic value added. The performance goals based on these performance measures may be made relative to the performance of other business entities.

11.5           Certification and Negative Discretion. Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied. The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

ARTICLE XII. CHANGE OF CONTROL

   Except as provided otherwise below in this Article or in an Award Agreement, upon any Change of Control, any time periods, conditions or contingencies relating to the exercise of any Award shall be automatically accelerated or waived so that the Award may be exercised at the time of the occurrence of the Change of Control (the "Change Effective Time"). Notwithstanding the foregoing, no such accelerated vesting or settlement shall occur with respect to any Award that is treated as “non-qualified deferred compensation” within the meaning of Section 409A of the Code if such accelerated vesting or settlement would violate the requirements of Section 409A of the Code. However, in the case of the events described in clauses (a) and (d) of the definition of a Change of Control in this Plan, each Award requiring exercise that is not exercised at the Change Effective Time shall lapse and all rights thereunder shall be forfeited immediately after the Change Effective Time, if the Participant holding such Award has received written notice at least 5 days prior to the Change Effective Time of his right to exercise the Award at the Change Effective Time and does not so exercise.

Notwithstanding the prior paragraph above, in the event all outstanding Awards are replaced as of the Change Effective Time by comparable types of awards of greater or at least substantially equivalent value, as determined by the Committee in its sole discretion, no such automatic acceleration or waiver (and corresponding lapse and forfeiture of Awards as provided in the paragraph above) shall occur except to the extent the Committee, in its sole discretion, provides for such acceleration, waiver, lapse or forfeiture with respect to any Award or unless such acceleration, waiver, lapse or forfeiture is expressly provided for in connection with such replacement.

ARTICLE XIII. AMENDMENT AND TERMINATION

13.1           Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the stockholders of UBPS if (i) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (ii) such approval is otherwise required by or necessary to comply with applicable law, including the rules of any applicable stock exchange. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.

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13.2           Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but no such amendment shall adversely affect in any material way the Participant's (or a Permitted Transferee's) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.

13.3           Performance-Based Compensation. In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall not, without the approval of a majority of the stockholders of UBPS, amend the Plan or the Award in a manner that would adversely affect the Award's continued eligibility for the performance-based compensation exemption under section 162(m) of the Code.

ARTICLE XIV. MISCELLANEOUS

14.1           Award Agreements. After the Committee grants an Award under the Plan to a Participant, UBPS and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

14.2           Listing; Suspension. As long as the Common Stock of the Company is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. If at any time counsel to UBPS or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on UBPS or its Affiliates under the laws of any applicable jurisdiction, UBPS or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on UBPS or its Affiliates. Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

14.3           Additional Conditions. Notwithstanding anything in the Plan to the contrary: (i) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to UBPS a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (ii) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

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14.4           Transferability. No Award shall be subject to execution, attachment or similar process. No Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. If provided in the Award Agreement, such Award may be transferred by a Participant to a Permitted Transferee. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee; provided, however, that in the event of a Participant's legal incapacity, an Award may be exercised by his guardian or legal representative. For purposes of the Plan, "Permitted Transferee" means (i) a member of a Participant's immediate family, (ii) any person sharing the Participant's household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to UBPS. In determining whether a person is a "Permitted Transferee," immediate family members shall include a Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

14.5           Withholding Taxes. The Company shall deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. Alternatively, the Company may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan. In accordance with any applicable administrative guidelines it establishes, in its discretion the Committee may, but shall not be obligated to, allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied. A Participant who is subject to Section 16 of the Exchange Act may direct the Company to withhold shares of Common Stock otherwise to be delivered upon the issuance or exercise of an Award in order to pay the exercise price and/or withholding taxes due on such Award, as applicable.

14.6           No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

14.7           Notices. All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when a receipt is received. UBPS or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his or her address as set forth in the records of the Company or (ii) to UBPS at the principal executive offices of UBPS clearly marked "Attention: Secretary."

14.8           Binding Effect. The obligations of UBPS under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of UBPS, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of UBPS. The terms and conditions of the Plan shall be binding upon each Participant and his or her Permitted Transferees, heirs, legatees, distributees and legal representatives.

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14.9             Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

14.10           No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent UBPS or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by UBPS or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against UBPS or any Affiliate as a result of such action. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company except as may be determined by the Committee or by the Board (or as may be required by the terms of such plan).

14.11           Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware except as superseded by applicable federal law.

14.12           No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of UBPS as a result of participation in the Plan until the date of issuance of Common Stock in his or her name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts (within the meaning of Revenue Procedure 92-65) or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements shall be consistent with the unfunded status of the Plan.

14.13           Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by UBPS or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by UBPS or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

14.14           No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including without limitation UBPS and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan. The Plan is intended to comply with or be exempt from Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that is intended to comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code may be amended to comply with Section 409A of the Code. Notwithstanding the foregoing, the Company is not obligated to modify the Plan and there is no guarantee that any payments will be exempt from taxes, interest and penalties under Section 409A of the Code. Notwithstanding anything herein to the contrary, in no event shall the Company be liable for the payment of any taxes, interest and or penalties owed by the Participant pursuant to Section 409A of the Code in the event that the Plan and/or any Award does not comply with and/or is not exempt from Section 409A of the Code. In the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code, and a payment or benefit provided for under the Plan would be subject to additional tax under Section 409A of the Code if such payment or benefit is paid within six (6) months after such Participant’s “separation from service” (as defined under Section 409A of the Code), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Section 409A of the Code shall instead be paid to the Participant in a lump-sum cash payment, without interest, on the earlier of (i) the first business day following the six (6) month anniversary of such Participant’s separation from service or (ii) the tenth business day following such Participant’s death.

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14.15          Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant's employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of UBPS or an Affiliate to the Participant.

14.16          Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements under the securities laws, the Company will recover from any Participant who is a current or former executive officer of the Company who received any incentive-based compensation Award (including Stock Options that vest based on a performance measurement or goal) during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid based on financial incentive goals to the Participant under the accounting restatement. If a Participant, without the consent of the Company, while employed by or providing services to the Company or after termination of such employment or service, violates any non-competition, non-solicitation or non-disclosure covenant or agreement between such Participant and the Company, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled for no consideration and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or shares of Common Stock or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the employment or other service of the Participant and for one year thereafter or such other time period specified in the Award Agreement.

14.17          Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Common Stock is listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or impermissible and the maximum payment or benefit that would not be unlawful, invalid or impermissible may be made or provided under the Plan.

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IN WITNESS WHEREOF, this Plan has been executed as of the Effective Date.

Universal Business Payment Solutions Acquisition Corporation

By:	/s/ Bipin C. Shah
Bipin C. Shah
Chairman of the Board and Chief Executive Officer

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APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

JETPAY CORPORATION

I, the undersigned, being the Chief Executive Officer of JETPAY CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certify as follows:

1.	The name of the Corporation is “Universal Business Payment Solutions Acquisition Corporation” which is the name under which the Corporation was incorporated.

2.	The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on November 12, 2010, the Corporation’s Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on May 11, 2011 and the Corporation’s Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on December 28, 2012.

3.	This Amended and Restated Certificate of Incorporation restates, integrates and amends the original Certificate of Incorporation, as previously restated.

4.	This Amended and Restated Certificate of Incorporation was duly adopted at a meeting of the board of directors of the Corporation and at a special meeting of stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

5.	The Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

ARTICLE I - NAME

The name of the corporation is JetPay Corporation (the “Corporation”).

ARTICLE II - REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the state of Delaware is to be located at c/o The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at that address is The Corporation Trust Company.

ARTICLE III - PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may be amended from time to time (the “DGCL”).

ARTICLE IV - CAPITALIZATION

(a)          Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred and One Million (101,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $0.001 per share (“Common Stock”), and One Million (1,000,000) shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”). Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”).

(b)          Preferred Stock. Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. The holders of the Preferred Stock shall, in respect of such shares, have no voting rights except as set forth in the applicable certificate of designation as filed with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the DGCL.

(c)          Common Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article IV, the holders of Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.

(i)          Voting. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL. There shall be no cumulative voting.

(ii)         Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

(iii)        Preemptive Rights. The holders of Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

(iv)         Liquidation Rights. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock. A merger or consolidation of the Corporation with or into any other corporation or other entity or a sale or conveyance of all or any part of the assets of the Corporation, in any such case which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders, shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Article IV(c)(iv).

(d)          No Class Vote On Changes In Authorized Number of Shares Of Preferred Stock and Common Stock . Subject to the special rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation, any certificate of designations or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(e)          Uncertificated Shares. Nothing in this Certificate of Incorporation limits or will be interpreted to limit the power of the Board of Directors under the DGCL to provide that some or all of any or all classes or series of capital stock of the Corporation shall be uncertificated.

ARTICLE V - BOARD OF DIRECTORS

(a)          Number. The number of directors on the Board of Directors shall be fixed from time to time by resolution of the Board of Directors and the number so fixed shall comprise the entire Board of Directors.

(b)          Classified Board of Directors. The directors shall be divided into three classes, which shall be nearly equal in number as possible: Class A, Class B and Class C. The directors in Class A shall be elected for a term expiring at the first annual meeting of the stockholders. The directors in Class B shall be elected for a term expiring at the second annual meeting of the stockholders. The directors in Class C shall be elected for a term expiring at the third annual meeting of the stockholders. At each annual meeting of the stockholders following the initial classification of the directors, the respective successors of each class shall serve a term of three (3) years. Each director shall hold office until the next annual meeting of stockholders at which his or her class stands for election or until such director’s earlier resignation, removal from office, death or incapacity.

(c)          Vacancies. Vacancies (including, but not limited to, those resulting from death, resignation, retirement, disqualification, removal from office or other cause) and newly-created directorships shall be filled exclusively by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, except that any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of holders of at least a majority of the voting power of the Voting Stock, voting together as single class. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

ARTICLE VI - LIMITATION OF DIRECTOR LIABILITY

To the fullest extent that the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended) permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article VI shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, modification or repeal. If the DGCL is amended after the Effective Time to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VII - MEETINGS OF STOCKHOLDERS

(a)          No Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation pursuant to this Certificate of Incorporation or under applicable law may be effected only with a vote at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by consent in writing.

(b)          Special Meetings of Stockholders. Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

(c)          Election of Directors by Written Ballot. Election of directors need not be by written ballot.

ARTICLE VIII - AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION AND BYLAWS

(a)          Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the bylaws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto, to make, alter, amend or repeal the bylaws, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the voting stock, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.

(b)          Amendments to the Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article X and Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, at a meeting of the stockholders called for that purpose.

ARTICLE IX - EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensible parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X - INDEMNIFICATION

(a)          Indemnification. The Corporation shall promptly indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of an amendment of the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (an “Indemnitee”) who was or is made, or is threatened to be made, a party or witness or is otherwise involved in any threatened, pending or completed investigation, action, suit or proceeding, whether civil, criminal, administrative or investigative and whether external or internal to the Corporation (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director or the like, officer or the like, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise or association (including, but not limited to, service with respect to employee benefit plans) (any such entity, an “Other Entity”), against all liability and loss (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred or suffered by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee (i) was authorized by the Board of Directors of the Corporation, (ii) relates to counterclaims or affirmative defenses asserted by a person seeking indemnification in an action brought against such person, (iii) relates to any proceeding brought by a person seeking indemnification or payment under any directors’ and officers’ liability insurance covering such person or (iv) the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Article X.

(b)          Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law (but, in the case of an amendment to the applicable law, only to the extent that such amendment permits the Corporation to provide additional or broader advancement of expenses than said law permitted the Corporation to provide prior to such amendment) pay, on an as-incurred basis, all expenses (including, but not limited to attorneys’ fees and expenses) incurred by an Indemnitee in defending or appearing in or preparing to defend or appear in any Proceeding in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by law (but, in the case of an amendment to the applicable law, only to the extent that such amendment permits the Corporation to provide additional or broader advancement of expenses than said law permitted the Corporation to provide prior to such amendment), such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article X or otherwise.

(c)          Service for Subsidiaries. Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent of whose equity interests are owned, directly or indirectly, by the Corporation, shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

(d)          Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article X is not paid in full within thirty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

(e)          Consistent with Fiduciary Duty. The right of indemnification pursuant to this Article X is conferred in order to attract and retain services of highly qualified directors and officers and to encourage them to make corporate decisions without fear of suits and legal harassment. Indemnification pursuant to this Article X is therefore declared to be consistent with the fiduciary duty of the Corporation’s Board of Directors. Except as specifically provided in this Article X, such indemnification shall be made by the Corporation without any requirement that any determination be made or any action be taken by the Board of Directors, shareholders or legal counsel. A failure of the Board of Directors, shareholders or legal counsel to make a determination or take action favorable to the claim of an Indemnitee for indemnification pursuant to this Article X, or the making of a determination or taking of action adverse to such a claim, shall not preclude indemnification under this Article X or create any presumption that the Indemnitee is not entitled to such indemnification.

(f)          Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee, member, trustee or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article X or the DGCL.

(g)          Non-Exclusivity of Rights. The rights conferred on any Indemnitee by this Article X are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise, and shall inure to the benefit of the heirs and legal representatives of such Indemnitee.

(h)          Amounts Received from an Other Entity. Subject to Section (i) of this Article X, the Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

(i)          Indemnification Priority. As between the Corporation and any other person (other than an entity directly or indirectly controlled by the Corporation) who provides indemnification to the Indemnitees for their service to, or on behalf of, the Corporation (collectively, the “Secondary Indemnitors”) (i) the Corporation shall be the full indemnitor of first resort in respect of indemnification or advancement of expenses in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with the terms of this Article X, irrespective of any right of indemnification, advancement of expenses or other right of recovery any Indemnitee may have from any Secondary Indemnitor or any right to insurance coverage that Indemnitee may have under any insurance policy issued to any Secondary Indemnitor (i.e., the Corporation’s obligations to such Indemnitees are primary and any obligation of any Secondary Indemnitor, or any insurer of any Secondary Indemnitor, to advance expenses or to provide indemnification or insurance coverage for the same loss or liability incurred by such Indemnitees is secondary to the Corporation’s obligations), (ii) the Corporation shall be required to advance the full amount of expenses incurred by any such Indemnitee and shall be liable for the full amount of all liability and loss suffered by such Indemnitee (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding), without regard to any rights any such Indemnitee may have against any Secondary Indemnitor or against any insurance carrier providing insurance coverage to Indemnitee under any insurance policy issued to a Secondary Indemnitor, and (iii) the Corporation irrevocably waives, relinquishes and releases each Secondary Indemnitor from any and all claims against such Secondary Indemnitor for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation shall indemnify each Secondary Indemnitor directly for any amounts that such Secondary Indemnitor pays as indemnification or advancement on behalf of any such Indemnitee and for which such Indemnitee may be entitled to indemnification from the Corporation in connection with Jointly Indemnifiable Claims. No right of indemnification, advancement of expenses or other right of recovery that an Indemnitee may have from any Secondary Indemnitor shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Corporation hereunder. No advancement or payment by any Secondary Indemnitor on behalf of any such Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from the Corporation shall affect the foregoing and the Secondary Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against the Corporation. Each Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure the rights of such Indemnitee’s Secondary Indemnitors under this Article X, including the execution of such documents as may be necessary to enable the Secondary Indemnitors effectively to bring suit to enforce such rights, including in the right of the Corporation. Each of the Secondary Indemnitors shall be third-party beneficiaries with respect to this Section (i), entitled to enforce this Section (i). As used in this Section (i), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any action, suit, proceeding or other matter for which an Indemnitee shall be entitled to indemnification, reimbursement, advancement of expenses or insurance coverage from both a Secondary Indemnitor (or an insurance carrier providing insurance coverage to any Secondary Indemnitor) and the Corporation, whether pursuant to Delaware law (or other applicable law in the case of any Secondary Indemnitor), any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of the Corporation or the Secondary Indemnitors or any insurance policy providing insurance coverage to any Secondary Indemnitor, as applicable.

(j)          Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article X after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit, proceeding or other matter for which indemnification or advancement of expenses is sought.

(k)          Other Indemnification and Advancement of Expenses. This Article X shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

(l)          Reliance. Indemnitees who after the date of the adoption of this Article X become or remain an Indemnitee described in Section (a) of this Article X will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article X in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Article X will apply to claims made against any Indemnitee described in Section (a) of this Article X arising out of acts or omissions that occurred or occur either before or after the adoption of this Article X in respect of service as a director or officer of the corporation or other service described in Section (a) of this Article X.

(m)         Contract Rights. The provisions of this Article X shall be deemed to be a contract right between the Corporation and each Indemnitee who serves in any such capacity at any time while this Article X and the relevant provisions of the DGCL or other applicable law are in effect, and such rights shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such Indemnitee’s heirs, executors and administrators. Any repeal or modification of this Article X or any such law that adversely affects any right of any Indemnitee, shall be prospective only and shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

(n)          Merger or Consolidation. For the purposes of this Article X, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(o)          Successful Defense. In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(p)          Funding to Meet Indemnification Obligations. The Board of Directors, without approval of the stockholders, shall have the power to borrow money on behalf of the Corporation, including the power to pledge the assets of the Corporation, from time to time to discharge the Corporation’s obligations with respect to indemnification, the advancement and reimbursement of expenses, and the purchase and maintenance of insurance referred to in this Article X. The Corporation may, in lieu of or in addition to the purchase and maintenance of insurance referred to in this Article X, establish and maintain a fund of any nature or otherwise secure or insure in any manner its indemnification obligations, whether arising under or pursuant to this Article X or otherwise.

ARTICLE XI - SEVERABILITY

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

*         *         *

IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be executed by the officer below this ____ day of _________, 2012.

UNIVERSAL BUSINESS PAYMENT
SOLUTIONS ACQUISITION CORPORATION

By:
Name: Bipin C. Shah
Title: Chief Executive Officer

[Signature Page to Amended and Restated Certificate of Incorporation of

Universal Business Payment Solutions Acquisition Corporation]

PROXY

Please mark your votes like this **X**

The Board of Directors recommends that you vote FOR the election of Richard S. Braddock and Frederick S. Hammer to UBPS's Board, FOR proposals 2, 3, and 5 and FOR the option of "EVERY THREE YEARS" in proposal 4, for the frequency of future non-binding advisory votes on executive compensation.

	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
NOMINEES: (01) Richard S. Braddock (02) Frederick S. Hammer	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

4. Non-binding approval of the frequency of future advisory votes regarding executive compensation.
☐ **3 YEARS** ☐ **2 YEARS** ☐ **1 YEAR** ☐ **ABSTAIN**

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________________ **Signature** ____________________ **Date** __________, **2013.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Universal Business Payment Solutions Acquisition Corporation

VOTE BY INTERNET

QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Universal Business Payment Solutions Acquisition Corporation, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on July 30, 2013.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

PROXY **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

Universal Business Payment Solutions Acquisition Corporation

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT AS DESCRIBED WITHIN THIS PROXY CARD.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲